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                                   SUPPLEMENT
                            DATED DECEMBER 30, 2005
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                               DATED MAY 1, 2005

ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO

Effective January 6, 2006, John A. Levin & Co., Inc., sub-adviser to the Roszel/Levin Large Cap Value Portfolio (the "Large Cap Value Portfolio"), will change its name to the BKF Asset Management Company. Accordingly, the name of the Roszel/Levin Large Cap Value Portfolio will change to the Roszel/BKF Large Cap Value Portfolio. The investment objective and strategies of the Large Cap Value Portfolio have not changed.

All references to the Roszel/Levin Large Cap Value Portfolio on the cover page, table of contents page, pages 6, 7, 36, 37, 41, 43, 57, and in chart 1 should be changed to the Roszel/BKF Large Cap Value Portfolio and all references to John
A. Levin & Co., Inc. on pages 6 and 43 should be changed to the BKF Asset Management Company.

ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

In November 2005 Michael B. Fry joined as the fifth member of the portfolio management team for the Roszel/Lazard International Portfolio. The investment objective and strategies of the Roszel/Lazard International Portfolio have not changed.

On page 49 of the prospectus, the second sentence of the second paragraph under the heading "Lazard Asset Management LLC" should be revised to read: "The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Michael A. Bennett, Gabrielle Boyle, Michael G. Fry, Michael Powers and John R. Reinsberg."

Also on page 49, the following paragraph should be added after the paragraph regarding Gabrielle Boyle and before the paragraph regarding Michael Powers:
"Michael G. Fry, Portfolio Manager. Mr. Fry is a portfolio manager on Lazard's International Equity and International Equity Select teams. He joined Lazard in 2005 and is also a Managing Director and portfolio manager with Lazard Asset Management Limited in London. Prior to joining Lazard, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987."


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